UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Juniper Networks, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V45753-P09434 JUNIPER NETWORKS, INC. ATTN: INVESTOR RELATIONS 1133 INNOVATION WAY SUNNYVALE, CA 94089 JUNIPER NETWORKS, INC. 2024 Annual Meeting Vote by June 3, 2024 11:59 PM ET You invested in JUNIPER NETWORKS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2024. Vote Virtually at the Meeting* June 4, 2024 9:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/JNPR2024 Get informed before you vote View the NPS/10K COMBO online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V45754-P09434 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Anne DelSanto For 1b. Kevin DeNuccio For 1c. James Dolce For 1d. Steven Fernandez For 1e. Christine Gorjanc For 1f. Janet Haugen For 1g. Scott Kriens For 1h. Rahul Merchant For 1i. Rami Rahim For 1j. William Stensrud For 2. Ratification of Ernst & Young LLP, an independent registered public accounting firm, as our auditors for the fiscal year ending December 31, 2024. For 3. Approval of a non-binding advisory resolution on executive compensation. For 4. Approval of the amendment and restatement of the Juniper Networks, Inc. 2015 Equity Incentive Plan. For 5. Approval of the amendment and restatement of the Juniper Networks, Inc. 2008 Employee Stock Purchase Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.